UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

February 14, 2014
Date of Report (Date of earliest event reported)

AGENUS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3 Forbes Road Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

781-674-4400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 14, 2014, the Compensation Committee of the Board of Directors (the “Committee”) of Agenus Inc. (the “Company”) awarded Dr. Robert Stein a cash bonus of $50,000 in recognition of his contribution to the Company’s checkpoint antibody program strategy. The Committee also approved cash bonuses for the Company’s executive officers in accordance with its Executive Incentive Plan, as amended in recognition of both the level of the Company’s achievement of its corporate goals for 2013 and each executive officer’s contributions toward the achievement of those goals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGENUS INC.

Date:    February 21, 2014     By:     /s/ Garo H. Armen

Garo H. Armen
Chief Executive Officer